Exhibit 99.1

CONTACT:	Vince Arnone	Devin Sullivan
	President and Chief Executive Officer	Senior Vice President
	(630) 845-4500	The Equity Group Inc.
(212) 836-9608
dsullivan@equityny.com

FOR IMMEDIATE RELEASE

Bradley W. Johnson Appointed General Counsel of Fuel Tech

 WARRENVILLE, Ill. - September 24, 2020 – Fuel Tech, Inc. (NASDAQ: FTEK), a technology company providing advanced engineering solutions for the optimization of combustion systems, emissions control and water treatment in utility and industrial applications, today announced that Bradley W. Johnson, 55, formerly Assistant General Counsel of Fuel Tech, has been elected Vice President, General Counsel and Secretary of Fuel Tech effective October 1, 2020. Mr. Johnson succeeds Albert G. Grigonis, Senior Vice President, General Counsel and Secretary, who is retiring on September 30, 2020 after 17 years of service to the Company.

Mr. Johnson joined Fuel Tech in 2008, serving as Corporate Counsel until December 2009, and thereafter as Assistant General Counsel. Prior to joining Fuel Tech, Mr. Johnson counseled clients in private practice where he gained extensive experience representing companies in a variety of matters including securities law, intellectual property, and mergers and acquisitions. Mr. Johnson received his B.A. in Political Science from the University of California, Berkeley and his J.D. from the University of California, Berkeley School of Law.

About Fuel Tech

Fuel Tech develops and commercializes state-of-the-art proprietary technologies for air pollution control, process optimization, water treatment, and advanced engineering services. These technologies enable customers to operate in a cost-effective and environmentally sustainable manner. Fuel Tech is a leader in nitrogen oxide (NOx) reduction and particulate control technologies and its solutions have been in installed on over 1,200 utility, industrial and municipal units worldwide. The Company’s FUEL CHEM® technology improves the efficiency, reliability, fuel flexibility, boiler heat rate, and environmental status of combustion units by controlling slagging, fouling, corrosion, and opacity. Water treatment technologies include DGI™ Dissolved Gas Infusion Systems which utilize a patented nozzle to deliver supersaturated oxygen solutions and other gas-water combinations to target process applications or environmental issues. This infusion process has a variety of applications in the water and wastewater industries, including remediation, aeration, biological treatment, and wastewater odor management. Many of Fuel Tech’s products and services rely heavily on the Company’s exceptional Computational Fluid Dynamics modeling capabilities, which are enhanced by internally developed, high-end visualization software. For more information, visit Fuel Tech’s web site at www.ftek.com.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech’s current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “plan,” “expect,” “estimate,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech’s Annual Report on Form 10-K in Item 1A under the caption “Risk Factors,” and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech’s filings with the Securities and Exchange Commission.

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